UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

(781) 792-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01              Completion of Acquisition or Disposition of Assets.

On February 23, 2018, Clean Harbors, Inc. (the “Company”) completed its previously announced acquisition of the U.S. Industrial Cleaning Division (the “Division”) of Veolia Environmental Services North America LLC (“Seller”). The purchase price was approximately $120 million in cash, subject to customary post-closing adjustments. The Company funded the purchase entirely from the Company’s available cash. Further information about the acquisition is set forth in the Company’s press release issued on February 28, 2018, a copy of which is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 2.02              Results of Operations and Financial Condition

In addition to reporting the completion of the acquisition described in Item 2.01 of this report, the Company’s press release issued on February 28, 2018 announced the Company’s results of operations for the year ended December 31, 2017. As described in Item 2.01, a copy of that press release is filed with this report as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits

(a) and (b)  Financial statements of business acquired and pro forma financial information.

Under the purchase agreement between the Company and Seller relating to the Company’s acquisition of the Division, Seller agreed to use its commercially reasonable efforts to cooperate with the Division to complete, within 45 days following the closing, audited financial statements of the Division as of December 31, 2017 and 2016 and for the three years ended December 31, 2017. Upon receipt of such financial statements, the Company will determine whether or not the Division satisfies any of the conditions set forth in Rule 1-02(w) of the Regulation S-X, which defines a “significant subsidiary.” If the Division satisfies any of those conditions at a level exceeding twenty percent (20%), the Company hereby undertakes to file, within 71 days following the filing of this report, an amendment on Form 8-K/A to this report which will include all or such portion of such audited financial statements of the Division, and pro forma combined financial information giving effect to the acquisition, as required by Rule 3-05 and Article 11 of Regulation S-X.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated February 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

February 28, 2018	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer